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                                                            November 19, 1996



U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Gentlemen:

         I have been engaged as principal accountant for Moonlight International Corp. ("Registrant") as of October 17, 1996. I have received a copy of the Form 8-K indicating that my services have been engaged, have read such 8-K and are in full agreement with each of the statements contained therein as they pertain to the undersigned in any manner.

                               Very truly yours,

                               /s/ Allen G. Roth
                               -----------------------------
                               ALLEN G. ROTH, P.A.